Exhibit 10.15

AMENDED AND RESTATED

PRODUCED WATER SERVICES AGREEMENT

AGREEMENT ADDENDUM 04

BRONCO

This AGREEMENT ADDENDUM 04 (this “Agreement Addendum”) shall be effective as between the Persons named below as “Producer”, “OpCo” and “Midstream Co” as of the date specified below as the “Effective Date”. Reference is made to the Agreement Terms and Conditions Relating to Produced Water Services (the “Agreement Terms and Conditions”) last updated October 9, 2015. This Agreement Addendum together with the Agreement Terms and Conditions shall constitute one contract and shall be the Agreement of the Parties. Except as otherwise set forth herein all terms shall have the meanings assigned to such terms in the Agreement Terms and Conditions.

OpCo owns, directly or indirectly, all of the Controlling interest in Midstream Co.

Producer desires to contract with Midstream Co for Midstream Co to provide the Services utilizing the Individual System, and Midstream Co desires to provide the Services to Producer, on the terms and subject to the conditions of this Agreement.

In order for Producer to obtain a consistent level of service with respect to the gathering of and other Services related to Produced Water that are required by Producer within the Service Area, Producer and OpCo hereby enter into this Agreement so that OpCo can evidence its acceptance of the obligations pertaining to OpCo as set forth in the Agreement Terms and Conditions and in this Agreement Addendum, if any.

NOW, THEREFORE, in consideration of the mutual agreements in this Agreement, Midstream Co, OpCo and Producer hereby agree as follows:

Producer	Noble Energy, Inc., a Delaware corporation

Midstream Co	Gunnison River DevCo LP, a Delaware limited partnership, together with its permitted successors and assigns

OpCo	Noble Midstream Services, LLC, a Delaware limited liability company

Parties	The term “Party” or “Parties” shall refer to OpCo, Producer and the Midstream Co identified in this Agreement Addendum

Effective Date	October 1, 2015

Agreement Addendum 04 – Page 1

Amended and Restated Produced Water Services Agreement

Notice Address – General Matters & Correspondence	Midstream Co and OpCo c/o Noble Energy, Inc. 1625 Broadway, Ste 2200 Denver, CO 80202 Attention: Finance Manager Charles Varnell Telephone: (303) 228-4466 Email: Charles.Varnell@nblenergy.com

Notice Address – Operational Matters	Midstream Co and OpCo c/o Noble Energy, Inc. 1625 Broadway, Ste 2200 Denver, CO 80202 Attention: USO Water Manager Ken Knox

Notice Address – Invoicing Matters	Midstream Co and OpCo c/o Noble Energy, Inc. 1001 Noble Energy Way Houston, TX 77070 Attention: Director of Revenue Accounting John Nedelka Telephone: (281) 872-3120 Email: John.Nedelka@nblenergy.com

Payments by Electronic Funds Transfer	ABA/Routing Number: 021000021 Account Number: 657597188 Account Name: Full legal name of Midstream Co Financial Institution: JP Morgan Bank Swift: CHASUS33

Dedication Area	The Bronco integrated development plan area, as such area was defined by Producer on the Effective Date, and which consists of the following areas within Weld County, Colorado

Township	Range	Section(s)
T5N	R65W	13, 21-29, 31-36
T5N	R64W	7-9, 16-21, 28-33
T4N	R64W	4-9, 16-21, 28-31
T4N	R65W	ALL
T4N	R67W	25, 36
T4N	R66W	1-3, 8-36

Agreement Addendum 04 – Page 2

Amended and Restated Produced Water Services Agreement

Individual First Phase Rate	To be determined by the Parties prior to Services being provided by Midstream Co to Producer in the Dedication Area

Individual Second Phase Rate	Individual Second Phase Rate applied to each Barrel for which Producer elects to receive disposal services	Individual Second Phase Rate applied to each Barrel for which Producer elects to receive recycling services

	To be determined by the Parties prior to Services being provided by Midstream Co to Producer in the Dedication Area	To be determined by the Parties prior to Services being provided by Midstream Co to Producer in the Dedication Area

Deviations from Service Conditions (the specifications in this section supersede the applicable language from Exhibit A attached to the Agreement Terms and Conditions)

NONE

Additional Revisions

NONE

(End of Agreement Addendum 04)

Agreement Addendum 04 – Page 3

Amended and Restated Produced Water Services Agreement

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement in duplicate originals to be effective as of the Effective Date.

“Producer”

NOBLE ENERGY, INC.

By:	/s/ Gary W. Willingham
Gary W. Willingham
Executive Vice President

Agreement Addendum 04 – Signature Page 1

Amended and Restated Produced Water Services Agreement

“OpCo”

NOBLE MIDSTREAM SERVICES, LLC

By:	/s/ Terry R. Gerhart
Terry R. Gerhart
Chief Executive Officer

“Midstream Co”

GUNNISON RIVER DEVCO LP

By:	Gunnison River DevCo GP LLC
	By:	Noble Midstream Services, LLC

		By:	/s/ Terry R. Gerhart
Terry R. Gerhart
Chief Executive Officer

Agreement Addendum 04 – Signature Page 2

Amended and Restated Produced Water Services Agreement